SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant                [ ]

Check the Appropriate Box:

[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            VESTAUR SECURITIES, INC.
                           File No. 811-2320; 2-47081
               -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
      (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1)      Title of each class of securities to which transaction applies:
   (2)      Aggregate number of securities to which transaction applies:
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[ ]      Fee paid previously with preliminary material
[ ]      Check box if any part of the fee is offset as  provided  by  Exchange
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         fee was paid  previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)      Amount Previously Paid:
                                    -------------------------
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                                                         ----
   (3)      Filing Party:
                          -----------------------------------
   (4)      Date Filed:
                        -------------------------------------

                                                                         DRAFT



                            VESTAUR SECURITIES, INC.

             123 South Broad Street, Philadephia, Pennsylvania 19109


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2004


TO THE SHAREHOLDERS
OF VESTAUR SECURITIES, INC.

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Vestaur Securities, Inc. (the "Fund") will be held on Friday, May 21, 2004 at 9:30 a.m. Eastern time, in the Board Room, 26th floor, 200 Berkeley Street, Boston, Massachusetts 02116, for the following purposes:

1. To elect a Board of nine Directors to serve until the next annual meeting and until their successors shall have been elected and qualified;

2. To approve an Agreement and Plan of Conversion and Termination (the "Plan") for the Fund providing for the reorganization of the Fund from a Delaware corporation to a Delaware statutory trust; and

3. To transact such other business as may properly be brought before the Meeting.

    Shareholders of record at the close of business on March 26, 2004 will be entitled to vote at the Meeting. A complete list of the shareholders entitled to vote at the Meeting shall be available for examination by any shareholder at the principal office of the Fund during normal business hours from April 30, 2004 until the commencement of the Meeting, at which time the list will be available at the place of the Meeting.

    It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Meeting can vote in person even though a proxy card has already been returned.


                                    By Order of the Board of Directors



                                    MICHAEL H. KOONCE
                                    Secretary
Philadelphia, Pennsylvania
April 6, 2004

                            VESTAUR SECURITIES, INC.
                                PROXY STATEMENT


     This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Vestaur Securities, Inc. (the "Fund") of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held in the Board Room, 26th floor, 200 Berkeley Street, Boston, Massachusetts, 02116, on Friday, May 21, 2004 at 9:30 a.m. Eastern time. The address of the principal office of the Fund is 123 South Broad Street, Philadelphia Pennsylvania 19109.

    This proxy statement and form of proxy were first sent to shareholders on or about April 6, 2004.

Proxy Solicitation

     All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Meeting or at any adjournments thereof. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to an officer of the Fund. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

     The Board of Directors intends to bring before the Meeting the matters set forth in Proposal 1 and 2 in the foregoing notice. The persons named in the enclosed proxy card and acting thereunder will vote with respect to Proposals 1 and 2 in accordance with the directions of the shareholders as specified on the proxy card; if no choice is specified, the shares will be voted FOR the election of the nine directors named under Proposal 1; and FOR approval of an Agreement and Plan of Conversion and Termination for the Fund providing for the reorganization of the Fund from a Delaware corporation to a Delaware statutory trust under Proposal 2. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are counted for quorum purposes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions will be excluded from a vote on the proposal to approve the reorganization of the Fund. Abstentions and broker non-votes will have the effect of a vote against the proposal to approve the reorganization of the Fund because it requires the affirmative vote of a majority of the outstanding shares for approval. Under the rules of the American Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not, in certain circumstances, received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors.

     The affirmative vote of a plurality of the Fund's shares present in person or represented by proxy at the Meeting is required for the election of directors (Proposal 1). The nine nominees that receive the most affirmative votes cast at the Meeting will be elected as directors. The affirmative vote of a majority of the outstanding shares is required for approval of the Agreement and Plan of Conversion and Trust for the Fund providing for the reorganization of the Fund from a Delaware corporation to a Delaware statutory trust. (Proposal 2).

     In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, IN FAVOR of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, AGAINST any such adjournment. Abstentions and broker non-votes will not be voted as a motion to adjourn.

     The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to shareholders. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Georgeson Shareholder Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual shareholders for a fee of approximately $14,000. This fee will be borne by the Fund. The Annual Report of the Fund was mailed to all shareholders on or about January 31, 2004. Shareholders may request, without charge, a copy of the Annual Report by calling Carol Kosel at 1-800-225-1587 or by writing Vestaur Securities, Inc., c/o Evergreen Investment Services, Inc. ("EIS"), the Fund's Administrator, at 200 Berkeley Street - 21st Floor, Boston, Massachusetts 02116-5034.

Voting Securities and Principal Holders Thereof

     Holders of record of the Fund's shares at the close of business on March 26, 2004 will be entitled to vote at the Meeting or any adjournment thereof. As of January 31, 2004, the Fund had outstanding 6,932,054 shares. Each shareholder is entitled to one vote per share on all business of the Meeting. To the knowledge of the Fund, there is no beneficial owner of more than 5% of the outstanding common stock of the Fund.

     As of January 31, 2004, the officers and Directors of the Fund as a group beneficially owned in aggregate 8,000 shares or 0.12% of the outstanding shares of the Fund and less than 1% of the outstanding securities of Wachovia Corporation ("Wachovia"), parent of Evergreen Investment Management Company, LLC ("EIMC"), the Fund's investment advisor.

PROPOSAL 1:       TO ELECT A BOARD OF DIRECTORS FOR THE FUND

       At the Meeting, nine directors, constituting the entire Board of Directors of the Fund, are to be elected to hold office until the next annual meeting and until their successors are elected and qualified. If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other person or persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Directors has no reason to believe that any of the nine nominees will be unable to serve.

     Federal securities laws require that at least one-half of the Fund's Directors be elected by shareholders. While the Fund more than meets this standard now, that technically will not be true once it reorganizes as a trust. The rules of the American Stock Exchange also require the annual election of Directors. Rather than call another shareholder meeting to vote on the election of Trustees, if the reorganization of the Fund to a Delaware statutory trust is approved by shareholders, (see Proposal 2) we will treat shareholder approval of Proposal 2 as authorization to elect the Directors elected at this meeting to the corresponding positions of Trustees of the newly-organized trust. The Trustees will serve until the next election or until their terms are terminated. If the reorganization is not approved, the Directors elected at this meeting will continue to serve as Directors of the Fund.

Nominees for Election as Directors

         Each of the nominees for director has previously served on the Board. The following table contains specific information about each Director nominee, including: address, date of birth, principal occupation and other affiliations for the last five years, term of office, position and length of service with the Fund, any other directorships held outside the Fund and the dollar range of investment in the Fund by each Director. The Fund is the only portfolio managed by EIMC that is overseen by the Directors.

Independent Directors:
                                                                                                                   Dollar Range
                                                                                                      Other       of Investment
                           Position                                                               Directorships    in the Fund
Name, Address              with the      Director           Principal Occupation and Other           Held By      as of January
and Date of Birth             Fund       Since(1)        Affiliations for the Last Five Years        Director        31, 2004
------------------------    --------     --------     -----------------------------------------      --------     ---------------
Steven S. Elbaum(2)(3)(4)   Director       1999       Chairman and Chief Executive Officer of          None       $10,001-$50,000
One Meadowlands Plaza                                 The Alpine Group, Inc. (Holding Company);
Suite 200                                             Chairman of the Board of Spherion
East Rutherford, NJ 07073                             Corporation (staffing and consulting);
DOB: 12/27/1948                                       Formerly, Chairman of the Board of
                                                      Superior Telecom, Inc. (wire and cable
                                                      producer).

Paul B. Fay, Jr.            Director       1972       President and Financial Consultant, The          None       $10,001-$50,000
3766 Clay Street                                      Fay Improvement Company (Service Provider
San Francisco, CA 94118                               to Money Managers); Trustee of Odell
DOB: 7/8/1918                                         Charitable Foundation and Naval War
                                                      College Foundation
                                                      (Emeritus); Director,
                                                      First American Corporation
                                                      (Financial Holding
                                                      Company); Director,
                                                      OptimumBank.com; Director,
                                                      Retirement Capital Group;
                                                      Formerly, Director,
                                                      Compensation Resource
                                                      Group Incorporated
                                                      (National Executive
                                                      Compensation Consulting
                                                      firm).

John C. Jansing, Sr.(2)     Director       1972       Director, The Alpine Group, Inc. (Holding      Director     $10,001-$50,000
162 S. Beach Road                                     Company); Director Emeritus, Lord Abbett       Emeritus,
Hobe Sound, FL 33455                                  & Co. (Managed Group of Mutual Funds);        Lord Abbett
DOB: 11/2/1925                                        Formerly, Chairman, Independent Election         & Co.
                                                      Corporation of America; Formerly,
                                                      Director, Superior Telecom, Inc. (wire
                                                      and cable producer).

Charles P. Pizzi            Director       1997       President and Chief Executive Officer,           None         $0-$10,000
3413 Fox Street                                       Tasty Baking Company; Formerly,
Philadelphia, PA 19129                                President, Greater Philadelphia Chamber
DOB: 10/1/1950                                        of Commerce.

Philip R.                   Director       1972       Treasurer and Trustee of J. Walton               None       $10,001-$50,000
Reynolds(2)(3)(4)                                     Bissell Foundation.
43 Montclair Drive
West Hartford, CT 06107
DOB: 6/28/1927

Marciarose Shestack(3)      Director       1972       Freelance broadcast journalist and public        None       $10,001-$50,000
Parkway House                                         relations consultant; Formerly,
2201 Pennsylvania Ave.                                Consultant of Philadelphia Developers
Philadelphia, PA 19130                                Alliance, and President, Philadelphia
DOB: 2/15/1934                                        Developers Alliance.

Robert E. Shultz(4)         Director       1999       Partner, TSW Associates (executive            Director,       $0-$10,000
120 Scarlet Oak Dr.                                   recruiting); Chairman, Membership              General
Wilton, CT 06897                                      Committee, Institute for Quantitative        Motors Asset
DOB: 3/21/1940                                        Research in Finance (research); Director,    Management,
                                                      General Motors Asset Management, Absolute      Absolute
                                                      Return Strategies Fund (investments);           Return
                                                      Director, LIM Asia Arbitrage Fund             Strategies
                                                      (investments); Special Adviser,                  Fund
                                                      International Pension and Economic
                                                      Research Institute, Tokyo, Japan; Member,
                                                      Investment Advisory Committee, Christian
                                                      Brothers Investment Services
                                                      (investments); Member, Investment
                                                      Sub-Committee, Ascension Health; Member,
                                                      Investment Advisory Committee, RCP
                                                      Advisors; Member, Advisory Committee,
                                                      Resolution Capital.

Interested Directors:

                                                                                                          Dollar
                                                                                                          Range of
                                                                                                          Investment
                       Position                                                              Other       in the Fund
Name, Address          with the    Director        Principal Occupation and Other        Directorships      as of
and Date of Birth        Fund      Since (1)    Affiliations for the Last Five Years    Held by Director January 31, 2004
-----------------      ----------  ---------    ------------------------------------    ---------------- ----------------
Glen T. Insley(4)
Two Wachovia Center    Director     1998       Chairman of the Board of the Fund;            None        $0-$10,000
NC-1157                                        Vice President and Managing Director
301 South Tryon                                of Risk Management, EIMC; Senior Vice
Street Charlotte,                              President, Wachovia.
NC 28288
DOB: 7/7/1946

Dung Vukhac
55 Valley Stream       Director     2001       Vice President and Managing Director          None        $0-$10,000
Parkway                                        of Client Services, EIMC; Senior Vice
Malvern, PA 19355                              President, Wachovia; Formerly,
DOB: 1/1/1944                                  Managing Director, Senior Vice
                                               President, Fixed Income Services,
                                               CoreStates Investment Advisers, Inc.;
                                               Formerly, Securities Analyst,
                                               Economist, Vice President and Fixed
                                               Income Manager, Trust Department,
                                               Philadelphia National Bank.

(1) All Directors are elected to serve a one-year term.
(2) Member of Audit Committee.
(3) Member of Executive Committee.
(4) Member of Performance Committee.

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), both Messrs. Insley and Vukhac are "interested persons" of the Fund because they are officers of EIMC.

     The Board of Directors held four regular meetings and no special meetings in fiscal year 2003. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board. The Board of Directors has appointed an Executive Committee consisting of Steven S. Elbaum, Philip R. Reynolds and Marciarose Shestack. The Executive Committee oversees the preparation of the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. The Executive Committee did not meet during fiscal year 2003. The Board of Directors has also appointed an Audit Committee, as defined by Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee met twice during fiscal year 2003. The Audit Committee consists of Steven S. Elbaum, John C. Jansing and Philip R. Reynolds. Each member of the Audit Committee is "independent" as defined in the American Stock Exchange's listing standards. The Board of Directors also has appointed a Performance Committee. The purpose of the Performance Committee is to review all activities involving investment-related issues and activities of EIMC and to assess the performance of the Fund. The Performance Committee met twice during fiscal year 2003. The Performance Committee consists of Steven Elbaum, Phillip Reynolds, Robert Shultz, and Glen Insley.

Nominating Committee Process

     At the regular meeting of the Board of Directors held on March 10, 2004, the Directors authorized the Board's Executive Committee to adopt policies and procedures regarding its consideration of any Director candidates recommended by shareholders of the Fund. The Executive Committee plans to present the policies and procedures to the Board at the next Board meeting in June 2004. Upon adoption by the Board, the Executive Committee Charter will be amended to reflect such policies and procedures. These policies and procedures will be available upon request, without charge, by writing Vestaur Securities, Inc., c/o Evergreen Investment Services, Inc., at 200 Berkeley Street - 26th Floor, Boston, Massachusetts 02116-5034.

Communications with Board Members

     At the regular meeting of the Board of Directors held on March 10, 2004, the Directors, including a majority of the Directors who are not "interested persons" of the Fund, authorized the Board's Executive Committee to adopt a specific process for shareholders to send communications to the Directors. The Executive Committee plans to present the process in writing to the Board at the next Board meeting in June 2004. Upon adoption, a description of the process will be available upon request, without charge, by writing Vestaur Securities, Inc., c/o Evergreen Investment Services, Inc., at 200 Berkeley Street - 26th Floor, Boston, Massachusetts 02116-5034.

Director Attendance Policy At Annual Shareholder Meetings

     At the regular meeting of the Board of Directors held on March 10, 2004, the Directors authorized the Board's Executive Committee to adopt a policy regarding Director attendance at annual shareholder meetings. The Executive Committee plans to present the policy to the Board at the next Board meeting in June 2004. Upon adoption, this policy will be available by request , without charge, by writing Vestaur Securities, Inc., c/o Evergreen Investment Services, Inc., 200 Berkeley Street - 26th Floor, Boston, Massachusetts 02116-5034.

Current Officers

     The following table contains specific information about each principal officer of the Fund, including: address, date of birth, position and length of service with the Fund, and principal occupation and other affiliations during the last five years including offices held with EIMC, Wachovia and their affiliated companies.

                              Office with the Fund,
Name, Address,                Term of Office*, and              Principal Occupation and
 and Date of Birth            Length of Time Served    Other Affiliations for the Last Five Years
------------------            ---------------------    ---------------------- -------------------
Glen T. Insley                       Chairman          Vice President and Managing Director of
Two Wachovia Center                of the Board        Risk Management, EIMC; Senior Vice
NC-1157                             since 1998         President, Wachovia.
301 South Tryon Street
Charlotte, NC 28288
DOB: 7/7/1946

Dung Vukhac                         President          Vice President and Managing Director of
55 Valley Stream Parkway            since 1995         Client Services, EIMC; Senior Vice
Malvern, PA 19355                                      President, Wachovia; Formerly, Managing
DOB: 1/1/1944                                          Director, Senior Vice President, Fixed
                                                       Income Services, CoreStates Investment
                                                       Advisers, Inc.

Carol Kosel                         Treasurer          Senior Vice President, EIS.
200 Berkeley Street                 since 1999
Boston, MA 02116
DOB: 12/25/1963

Michael H. Koonce                   Secretary          Senior Vice President and General
200 Berkeley Street                 since 2003         Counsel, EIS; Senior Vice President and
Boston, MA 02116                                       Assistant General Counsel, Wachovia.
DOB: 4/20/1960

* The term of office for each principal officer is until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office.

      Glen T. Insley has direct responsibility for management of the Fund. Dung Vukhac oversees investment management activities of the Fund. Carol A. Kosel is responsible for maintaining the books and records of the Fund and for working with the portfolio managers on a continuous basis to assure that accounting records are properly maintained and that monies of the Fund are fully invested at all times. Michael H. Koonce is responsible for the Fund's compliance with governing law.

Other Remuneration and Affiliations of Officers and Directors

     Each of the nine Directors of the Fund who are not affiliated persons (as defined in the 1940 Act) of EIMC or of Wachovia, its parent, receives an annual fee of $7,000 and $200 per meeting as compensation for services. The Fund also pays such Board members $150 for each Audit Committee Meeting attended. The Fund also reimburses all Directors for expenses incurred in connection with attending meetings of the Board of Directors. For the fiscal year ending November 30, 2003, aggregate Directors fees paid were $55,600 and expenses paid were $15,257 (see table below). The Directors do not receive pension or retirement benefits from the Fund. Fees, salaries or other remuneration of officers of the Fund who also serve as officers, directors, employees of or special consultants to EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. All present officers are covered by this provision, and did not receive any compensation or expense reimbursement from the Fund. Since the Fund is the only portfolio managed by EIMC that is overseen by the Directors, the amounts listed as aggregate compensation in the table below are the same amounts that would have been listed as total compensation from the Fund and the fund complex paid to the Directors for the fiscal year November 30, 2003.

Independent Directors:

                                   Aggregate Compensation
                                      From the Fund For
                                     Fiscal Year Ended
Name and Position with the Fund       November 30, 2003
-------------------------------       -----------------
Steven S. Elbaum, Director                 $8,250

Paul B. Fay, Jr., Director                 $7,800

John C. Jansing, Sr., Director             $8,250

Charles P. Pizzi, Director                 $7,600

Philip R. Reynolds, Director               $7,900

Marciarose Shestack, Director              $7,800

Robert E. Shultz, Director                 $7,800



Interested Directors:

                                  Aggregate Compensation
                                    From the Fund For
                                    Fiscal Year Ended
Name and Position with the Fund     November 30, 2003
-------------------------------     -----------------

Glen T. Insley, Director                     $0

Dung Vukhac, Director                        $0


     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's Directors and officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's common stock with the Securities and Exchange Commission ("SEC"). Copies of the required filings must also be furnished to the Fund. The Fund believes that all reports required to be filed by the Fund's officers and Directors were filed on a timely basis for the fiscal year ended November 30, 2003.

Service Providers

     Investment Advisor. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as the Fund's investment advisor. EIMC has been managing mutual funds and private accounts since 1932. For the year ended November 30, 2003, the Fund paid $623,993 (0.68% of average daily net assets) to EIMC in advisory fees. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116.

     Administrator. Administrative services are provided by EIS, an affiliated company of EIMC. EIS is located at 200 Berkeley Street, Boston, MA 02116.

     Independent Auditors. KPMG LLP ("KPMG"), 99 High Street, Boston, MA 02110, are the independent auditors of the Fund for the current fiscal year ending November 30, 2004. The Audit Committee of the Board of the Fund unanimously recommended the selection of KPMG, and the Board unanimously approved such selection, at a meeting held on March 10, 2004.

     The Fund's Audit Committee has established and adopted policies and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund's independent auditor as well as the fee levels or budgeted amounts for those services. The Fund's policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund's independent auditor. In addition, the Chief Compliance Officer is required to monitor the performance of all services provided by the Fund's independent auditor in order to determine whether those services are in compliance with the Fund's pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis. The Fund's pre-approval policies and procedures do not delegate any of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 for pre-approving services performed by the Fund's independent auditor to the Fund's management.

     A representative of KPMG, if requested by any shareholder, will be available during the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal year ended November 30, 2003, and for fees billed for other services rendered by KPMG to the Fund. There were no fees paid to KPMG during the fiscal year where the de minimis exception was used.

                                   2003
--------------------------------------------------------------------------------

                            Vestaur Securities, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Audit fees                       $19,500
Audit-related fees1                 $0
Tax fees                            $0
All other Fees                      $0

(1) Audit-related fees consist principally of fees for performing agreed upon procedure engagements for the Fund. For all other entities within the investment company complex, audit-related fees are received for performing an internal control review of the transfer agent and agreed upon procedure engagements.

     In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "Audit-related fees," "Tax fees" and "All other fees" performed by KPMG for the Fund and the investment advisor and for certain related parties are compatible with maintaining the independence of KPMG as the Fund's principal accountants.

     The Audit Committee has reviewed and discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditor's independence. Based on these reviews and discussions, and also based on the fact that at a meeting on January 27, 2004, the Audit Committee reviewed and discussed with management the Fund's audited financial statements for the fiscal year ended November 30, 2003, they recommended to the Board of Directors that the audited financial statements be included in the annual report to shareholders for the last fiscal year for filing with the SEC. The Audit Committee consists of Steven S. Elbaum, John C. Jansing and Philip R. Reynolds.

     The Board of Directors has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit A. The Board has determined that, although it does not have an Audit Committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act, it believes that the experience provided by each member of the Audit Committee together offer the registrant adequate oversight for the Fund's level of financial complexity. Each member of the Audit Committee is independent.

     Other Business. As of the date of this Proxy Statement, the Fund's officers and the investment advisor are not aware of any other business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     Required Vote. Election of each nominated Director to the Board of Directors of the Fund will be decided by a plurality of the shares of the Fund (voting together as a single class) voted in the election of Directors at the Meeting, in person or by proxy.

     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL FOR THE FUND.

PROPOSAL 2:       TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
                  FOR THE FUND THAT PROVIDES FOR THE REORGANIZATION OF
                  THE FUND FROM A DELAWARE CORPORATION TO A DELAWARE
                  STATUTORY TRUST

         At the Board of Directors' meeting of the Fund held on March 10, 2004, the Board unanimously voted to approve an Agreement and Plan of Conversion and Termination (the "Plan"), a form of which is attached as Exhibit B, which provides for the reorganization of the Fund. This proposal, which is laid out in the Plan, calls for the reorganization (the "Reorganization") of the Fund from a Delaware corporation registered as an investment company under the Investment Company Act of 1940 (the "1940 Act") to a Delaware statutory trust registered as an investment company. As part of the implementation of the Reorganization, the Plan proposes the continuation of the current business of the Fund in the form of a new Delaware statutory trust named Vestaur Securities Fund (the "New Fund").

         If the Plan is approved by shareholders and the Reorganization is implemented, the New Fund would have the same investment objective, policies and restrictions as the Fund. The Board, including any persons elected under Proposal 1, and officers of the New Fund would be the same as those of the Fund, and would operate the New Fund in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the Reorganization, a shareholder would hold an interest in the New Fund that is equivalent to his or her then-current interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change. Each of the Fund's service providers, investment advisor, administrator and independent auditors will continue to serve in the roles described herein under agreements with the New Fund substantially identical to their respective existing agreements with the Fund.

         The Board considered the fact the reorganization of the Fund will result in a reduction in the amount of taxes it pays annually by approximately $25,000 by not having to pay corporate franchise taxes. The full year savings of this change is expected to decrease the Fund's non-management related operating fees by 10% or 2.5 basis points. Accordingly, the Directors believe that it is in the best interests of the shareholders of the Fund to approve the Plan.

Description of a Delaware Statutory Trust

         A Delaware statutory trust is an unincorporated association created by a trust instrument and managed by a board of trustees. The trustees may delegate their day-to-day responsibilities to the investment adviser. To be governed and bound as a statutory trust, a certificate of trust must be filed with the Delaware Secretary of State. Shareholders of statutory trusts enjoy the same limited liability as those of Delaware corporations. Similarly, trustees of a statutory trust are exempt from personal liability to third parties for the statutory trusts obligations, and the governing instrument may provide that the trust will indemnify and hold harmless any trustee or shareholder against any claim or demand (subject to the limitations of the Federal securities laws).

         The trust will call a shareholder meeting if required to do so in writing by shareholders entitled to cast 10% or more of the Fund's shares. As a statutory trust, shareholders will continue to have the power to vote with respect to the election of trustees (as needed), the removal of trustees, the approval of any advisory contract, termination of the Delaware trust, any amendments to the trust instrument affecting shareholder voting rights, and on such additional matters as required by the SEC or by other law.

Plan of Reorganization

         To proceed with the Reorganization, a Delaware statutory trust was established for the New Fund. Prior to the Reorganization the trust will issue one share to the Fund. On the date of the Reorganization, the Fund will transfer all of its assets subject to all of its liabilities to the trust. The trust will issue shares in the exact number of full and fractional shares that each shareholder owned in the Fund which will be the same as that of the New Fund. Upon completion of the Reorganization, each shareholder will be the owner of full and fractional trust shares equal in number and net asset value to his or her Fund shares. The Delaware corporate entity will then be dissolved.

         If approved by shareholders, the Reorganization will take place as soon as feasible after the New Fund receives the necessary legal opinions. The proposed date for the conversion of the Fund's shares to the New Fund is May 28, 2004. However, at any time prior to the Reorganization, the Board of Directors may decide that it is in the best interest of the Fund and its shareholders not to go forward with this project. If that happens, the Fund will continue to operate as it is currently organized.

Operation of the Trust

         The Reorganization will not have any material effect on the operation of the Fund. The New Fund's investment objective and policies will be identical to those of the Fund. By approving this proposal, shareholders will be agreeing to waive temporarily any investment policies or restrictions that would otherwise prohibit the Reorganization.

Continuation of Investment Advisory Agreement

         The trust will continue to be managed by the Fund's investment adviser, EIMC under the direction of the Fund's existing Directors who will become trustees. Shareholders' approval of the Reorganization will be considered approval of a new investment advisory agreement between the trust and EIMC.

         Both the new and current investment advisory agreements contain identical fee schedules. The services provided under the new investment advisory agreement are substantially identical to those under the current agreement. The new agreement states that EIMC will provide the Fund with investment research, data, advice and supervision. EIMC will also provide administrative services, office space utilities and administrative clerical and research personnel.

         The Fund will continue to be listed on the American Stock Exchange.

Continuation of Existing Auditors

         The Board of Directors of the Fund has agreed to ratify KPMG, the Fund's existing independent auditors, as the auditors of the New Fund. The Fund will treat shareholder approval of the reorganization as ratification of KPMG.

Federal Income Tax Consequences

         It is expected that, for federal income tax purposes, the Reorganization will result in no taxable gain or loss to the shareholders or the Fund. Following the Reorganization, the adjusted basis and holding period of a New Fund share held by a shareholder will be the same as before the Reorganization. Prior to the Reorganization, Drinker Biddle & Reath, LLP, counsel to the Fund, will provide an opinion to this effect. Such opinion, however, is not binding on the Internal Revenue Service. If for any reason the Reorganization does not qualify as a tax-free Reorganization, the shareholders and the Fund would recognize gain or loss in connection with the transaction. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including state and local income tax consequences.

Required Vote

         Approval of the Reorganization of the Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund entitled to vote thereon. If the shareholders of the Fund do not approve the Reorganization, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

Reorganization Expenses

     The expenses of the Reorganization will be borne by the Fund.

     If approved by the shareholders of the Fund, it is currently anticipated that the Reorganization will become effective on or about the opening of business on May 28, 2004.

     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL FOR THE FUND.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to present a proposal for consideration at the 2005 Annual Meeting of shareholders of the Fund should submit such proposal in writing to the Secretary, Vestaur Securities, Inc., c/o Evergreen Investment Services, Inc., 200 Berkeley Street, Boston, MA 02116-5034 so that it is received by the Fund no later than December 10, 2004. Proxies submitted by shareholders confer discretionary authority on the individually named proxies to vote on all matters presented at the meeting, including any matter presented as to which the Fund did not have notice at least 45 days before the date on which the Fund mailed its proxy material for the prior year's Annual Meeting of Shareholders. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2005 Annual Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.


                                             Michael H. Koonce, Secretary
April 6, 2004

                                                                EXHIBIT A


                            VESTAUR SECURITIES, INC.

                             AUDIT COMMITTEE CHARTER


1) The Audit Committee (Committee) of Vestaur Securities, Inc. (Vestaur) shall be composed entirely of Independent Directors who, in the view of the Board of Directors of Vestaur (Board), are free of any relationship that would interfere with the exercise of independent judgment.

2) The Board will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR.

3) The purposes of the Committee are:


     a. To review Vestaur's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     b. To review the quality and objectivity of Vestaur's financial statements and the independent audit thereof; and

     c. To act as liaison between Vestaur's independent auditor and the Board.

     The function of the Committee is to review; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

4) To carry out its purposes, the Committee shall have the following duties and powers:

     a. To recommend the selection, retention or termination of the auditor and, in connection therewith, to evaluate the independence of the auditor, including whether the auditor provides any non-audit services to Vestaur's investment adviser or affiliated persons of the investment adviser, and to receive the auditor's formal written statement delineating specific representations as to the auditor's independence and all relationships between the auditor and Vestaur's investment adviser and any affiliated persons of the investment adviser, consistent with Independence Standards Board Standard 1. The Committee shall have responsibility for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board take appropriate action to oversee the independence of the auditor;

     b. To instruct the auditor of the auditor's ultimate responsibility to the Board and the Committee, as representatives of shareholders, and the Board's and Committee's ultimate authority to select, evaluate, and, where appropriate, replace the auditor and to nominate the auditor for shareholder approval in any proxy statement;

     c. To pre-approve all audit and non-audit services, except those within the de minimis statutory exception, provided to Vestaur by its auditor or to establish pre-approval policies and procedures for such services (which may include the establishment of a pre-approval sub-committee consisting of one or more independent audit committee members who serve on the Board), to pre-approve non-audit services provided directly to Vestaur's investment advisers and any entity in Vestaur's complex where the nature of the services provided have a direct impact on the operations or financial reporting of Vestaur, to review in advance the related estimate of fees, and to recommend pre-approved audit and non-audit services and fee estimates for Board approval;

     d. To meet with Vestaur's independent auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audits and any special audits; (ii) to discuss any matters of concern relating to Vestaur's financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s);
               (iii) to consider the auditor's comments with respect to Vestaur's financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the auditor proposes to render to the Board and shareholders; (v) to receive reports from time to time about the nature of conversations, if any, between the auditors of Wachovia and its affiliates and the auditor of Vestaur, and (vi) to discuss the results of the auditor's peer review, if any;

     e. To receive at least annually a report from the auditor 90 days prior to the filing of the auditor's report (or receive an updated report, if the auditor's annual report is presented to the Audit Committee more than 90 days prior to the filing of the auditor's report) which includes the following: (i) all critical accounting policies and practices used by Vestaur, (ii) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (3) other material written communications between the auditor and the management of Vestaur, and (4) a description of all non-audit services provided, including fees associated with the services, to Vestaur's complex that were not subject to the pre-approval requirements as discussed above;

     f. To consider the effect upon Vestaur of any changes in accounting principles or practices proposed by management or the auditor;

     g. To consider and review operating policies and procedures relating to derivatives and risk management;

     h. To review and discuss with management, including any officers certifying Vestaur's Form N-CSR, Vestaur's audited financial statements as well as any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of Vestaur; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

     i. To discuss all disclosures made by Vestaur's officers certifying Vestaur's Form N-CSR to the Audit Committee, based on such officers' most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect Vestaur's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in Vestaur's internal controls;

     j. To investigate improprieties or suspected improprieties in Vestaur's operations; and

     k. To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.


5) The Committee shall meet at least semi-annually and is empowered to hold special meetings, as circumstances require.

6) The Committee shall meet with internal auditors to review their audit plan and the result of completed audits.

7) The Committee shall have the resources and authority appropriate to discharge it responsibilities.

8) The Committee shall review this Charter at least annually and recommend any changes to the Board.



Last Approved: September 10, 2003

                                                            EXHIBIT B

                                     FORM OF
                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

         AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated as of March 10, 2004 (the "Agreement"), between Vestaur Securities, Inc., a Delaware corporation having an office at 123 South Broad Street, Philadelphia Pennsylvania 19109 (the "Fund") and Vestaur Securities Fund, a Delaware statutory trust having an office at 123 South Broad Street, Philadelphia Pennsylvania 19109 (the "Trust").

         WHEREAS, the Board of Directors of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Trust pursuant to this Agreement and in accordance with the applicable laws of the State of Delaware ("Reorganization"); and

         WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended:

         NOW THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.       REORGANIZATION.
(a) Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, on the Closing Date (as defined herein), the Fund shall transfer and convey all of its assets (as described in paragraph (b)), and to assign and transfer all of its liabilities to the Trust. The Trust shall acquire all of the assets of the Fund and shall assume all of the liabilities of the Fund, whether contingent or otherwise, then existing and the Trust shall issue full and fractional shares of beneficial interest of $0.001 par value per share to the Fund (the "Fund Shares"), having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Fund Shares of the Trust shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Fund's assets set forth in the Trust's organizational document, the prospectus, the statement of additional information and valuation policies and procedures adopted by the Fund. In lieu of delivering certificates for the Fund Shares, the Trust shall credit the Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Fund. Fund Shares shall have the same aggregate net asset value as the aggregate net asset value of the corresponding shares of the Fund.

(b) The assets of the Fund to be acquired by the Trust shall include, without limitation, all cash, cash equivalents, securities, receivables, any tax operating losses, any claims or rights of action, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 1(h).

(c) Delivery of the assets of the Fund to be transferred shall be made not later than the next business day following the Valuation Date (as defined herein). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust. All assets delivered to the Custodian as provided herein shall be allocated to the Trust on the Original Fund's account of which, the assets were transferred.

(d) The Fund will pay or cause to be paid to the Trust any interest received on or after the Closing Date with respect to assets transferred from the Fund to the Trust any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred from the Fund to the Trust. All such assets shall be deemed included in assets transferred to the Trust on the Closing Date and shall not be separately valued.

(e) The Valuation Date shall be May 26, 2004, or such earlier or later date as may be mutually agreed upon by the parties. (f) All computations of value shall be made by the Custodian. (g) As soon as practicable after the Closing Date, the Fund shall distribute all of the Fund Shares of the Trust received by it among its shareholders in proportion to the number of shares each such shareholder holds in the Fund and, upon the effecting of such a distribution, the Fund will dissolve and terminate its legal existence as promptly as reasonably practicable. After the Closing Date, the Fund shall not conduct any business except in connection with its dissolution and termination. (h) The transfer of the Fund's assets in exchange for the assumption by the Trust of the Fund's liabilities and the issuance of Fund Shares, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at such place and on such date (the "Closing Date") as the parties may agree.
(i) At the Closing each party shall deliver to the other such bills of sale, checks, assignments, certificates, receipts or other documents as such other party or its counsel may reasonably request. (j) Immediately after delivery to the Fund of the Fund shares, a duly authorized officer of the Fund shall cause the Fund, as the sole shareholder of the Trust to (1) elect the Trustees of the Trust; (2) ratify the selection of the Trust's independent auditors; (3) approve the investment advisory agreement for the Trust; and (4) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Fund immediately prior to the Closing.

         2. THE FUND'S REPRESENTATIONS AND WARRANTIES. The Fund represents and warrants as follows:

(a) The Fund is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

(b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal year and any subsequent period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Fund.

(d) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(e) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transaction contemplated herein, except such as shall have been obtained prior to the Closing Date.

(f) The Fund will file with the Securities and Exchange Commission
("SEC") proxy materials complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act, and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the transactions contemplated herein.

         3. THE TRUST'S REPRESENTATIONS AND WARRANTIES. The Trust represents and warrants as follows:

(a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Trust has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Trust.

(c) At the Closing Date, the Fund Shares to be issued to the Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust shareholder will have any preemptive right of subscription or purchase in respect thereof.

(d) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transaction contemplated herein, except such as shall have been obtained prior to the Closing Date.

(e) The Trust shall use all reasonable efforts to obtain any approvals and authorizations required under the federal securities laws, the rules of the American Stock Exchange or any other applicable law or regulatory authority in order to operate after the Closing Date.

         4. THE TRUST'S CONDITIONS PRECEDENT. The obligations of the Trust hereunder shall be subject to the following conditions:

(a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Date.

(b) As of the Closing Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

(c) For the Fund, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by its Board of Directors and its Shareholders by the vote required by applicable law.

         5. THE FUND'S CONDITIONS PRECEDENT. The obligations of the Fund hereunder shall be subject to the following conditions:

(a) As of the Closing Date, all representations and warranties of the Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

(b) For the Trust, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by its Board of Trustees and by its shareholder, the Fund, by the vote required by applicable law.

         6. THE TRUST'S AND THE FUND'S CONDITIONS PRECEDENT. The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:

(a) The receipt of such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

(b) The Commission shall not have issued an unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transaction contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

(c) The Fund and the Trust shall have received on or before the Closing Date an opinion of Drinker Biddle & Reath LLP (based upon certain facts, qualifications, assumptions and representations) that for Federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund and the Trust will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) the Fund will recognize no gain or loss (A) upon the transfer of its assets to the Trust solely in exchange for Fund Shares or (B) upon the distribution of those shares to the shareholders of the Fund;
(iii) the Trust will recognize no gain or loss upon the receipt of the assets of the Fund in exchange for Fund Shares and the assumption of the liabilities of the Fund;
(iv) the tax basis in the hands of the Trust of each asset of the Fund transferred to the Trust in the Reorganization will be the same as the tax basis of that asset in the hands of the Fund immediately before the transfer;
(v) the holding period of each asset of the Fund in the hands of the Trust will include the period during which that asset was held by the Fund;
(vi) the shareholders of the Fund will recognize no gain or loss upon the exchange of shares of the Fund for Fund Shares; (vii) the aggregate tax basis of the Fund Shares received by each shareholder of the Fund will equal the aggregate tax basis of the shares of Fund stock surrendered in exchange therefore;
(viii) the holding periods of the Fund Shares received by each Fund shareholder will include the holding periods of the shares of Fund stock surrendered in exchange therefor, provided that such shares of Fund stock are held by that shareholder as capital assets on the date of the exchange; and
(ix) the Trust will succeed to all other tax attributes of the Fund for Federal income tax purposes.

(d) The Fund and the Trust each agree to make and provide representations with respect to the Fund and the Trust, respectively, that are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in this paragraph 6(c), which opinion may address such other federal income tax consequences, if any that Drinker Biddle & Reath LLP believes to be material to the Reorganization.

(e) At any time prior to the Closing Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

         7. INDEMNIFICATION. The Trust hereby agrees with the Fund and each Director of the Fund: (i) to indemnify each Director of the Fund against all liabilities and expenses referred to in the indemnification provisions of the Fund's organizational documents, to the extent provided therein, incurred by any Director of the Fund; and (ii) in addition to the indemnification provided in
(i) above, to indemnify each Director of the Fund against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Director (unless such Director has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Director's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Fund, which liabilities were not actually and consciously personally known to such Director to exist at the time of such Director's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

         8. TERMINATION OF AGREEMENT. This Agreement may be terminated by the mutual agreement of the Trust and the Fund and the parties may abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Closing, if circumstances should develop that, in the parties judgment, make proceeding with the Agreement inadvisable.

         9. WAIVER AND AMENDMENTS. At any time prior to the Closing Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Trust, as the case may be. In addition, prior to the Closing Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

         10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transaction contemplated hereby.

         11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware as they apply to a statutory trust, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund, shall be governed and construed in accordance with the laws of the State of Delaware as they apply to a corporation, the form of organization of the Fund, without giving effect to principles of conflict of laws.

         12. CAPACITY OF TRUSTEES, ETC. With respect to the Trust the name refers respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in the Trust's state of organization, Delaware, which is hereby referred to and is also on file at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Trust must look solely to the trust property belonging to the Trust for the enforcement of any claims against the Trust.

         13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         14. NOTICES. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by telecopy, electronic mail or certified mail addressed to the Fund or the Trust, each at Evergreen Investment Company, 200 Berkeley Street, Boston, MA 02116, Attention: Michael Koonce.

         IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Conversion and Termination to be executed as of the date above first written.

                                            VESTAUR SECURITIES, INC.
                                            (As a Delaware Corporation)

ATTEST:
        -----------------------------       By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



                                            VESTAUR SECURITIES FUND
                                            (As a Delaware Statutory Trust)

ATTEST:
       -------------------------------      By:
                                                --------------------------------
                                            Title:
                                                   -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2004


         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Vestaur Securities, Inc. (the "Fund") will be held on Friday, May 21, 2004 at 9:30 a.m. local time, in the Board Room, 26th floor, Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116, for the following purposes:

         1. To elect a Board of nine Directors to serve until the next annual meeting and until their successors shall have been elected and qualified;

         2. To approve an Agreement and Plan of Conversion and Termination (the "Plan") for the Fund providing for the reorganization of the Fund from a Delaware corporation to a Delaware statutory trust; and

         3. To transact such other business as may properly be brought before the Meeting.

         If you plan to attend this meeting, please bring this stub as your admission ticket.
--------------------------------------------------------------------------------

PROXY

                            VESTAUR SECURITIES, INC.

 This Proxy is solicited on Behalf of the Board of Directors of the Corporation
              for the Annual Meeting of Stockholders, May 21, 2004


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carol Kosel, Maureen Towle and Brian McCarthy or either of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the annual meeting of stockholders of Vestaur Securities, Inc. (the "Fund") to be held in the Board Room, 26th floor, Boston, Massachusetts, 02116 on Friday, May 21, 2004 at 9:30 a.m., local time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

                                 (Continued, and to be signed on other side)

          X       Please mark your
                  votes as in this
                  example.
The Vestaur board of directors unanimously recommends that Vestaur shareholders vote FOR (1) Election of Directors and (2) Approval of Agreement and Plan of Conversion. Please see the proxy statement for more details.

The shares represented by this proxy will be voted as specified in the following Items 1 and 2, but if no choice is specified, they will be voted FOR the election of the 9 persons named in the proxy statement as Directors and FOR approval of the reorganization of the Fund from a Delaware corporation to a Delaware statutory trust.


1. ELECTION OF DIRECTORS
                                         WITHHOLD
TO VOTE FOR ALL NOMINEES                 AUTHORITY
         [  ]                                [ ]

NOMINEES:          STEVEN S. ELBAUM     PHILIP R. REYNOLDS
                   PAUL B. FAY, JR.     MARCIAROSE SHESTACK
                   GLEN T. INSLEY       ROBERT E. SHULTZ
                   JOHN C. JANSING, SR. DUNG VUKHAC
                   CHARLES P. PIZZI



[  ] -----------------------------------------------------------
       FOR all nominees (except as marked to the contrary above)


2.   The approval of an Agreement and Plan         FOR      AGAINST     ABSTAIN
     of Conversion and Termination for the         [  ]      [  ]        [  ]
     Fund providing for the reorganization
     of the Fund from a Delaware corporation
     to a Delaware statutory trust.

3.   In their discretion, the proxies are          FOR      AGAINST     ABSTAIN
     authorized to vote upon any other             [  ]      [  ]        [  ]
     business which may properly come before
     the meeting or any adjournment thereof.


SIGNATURE(S)__________________________________________ DATE_____________, 2004.

(Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

                                         --------------------------------------
                                         PLEASE SIGN AND RETURN
                                         THIS PROXY CARD IN THE
                                         ENCLOSED ENVELOPE.
                                         --------------------------------------